UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, and JPMorgan Chase Bank, N.A., as trustee.

       On October 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: October 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-2
                        Statement to Certificateholders
                               October 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1           90,200,000.00    59,566,910.46     6,838,658.73      192,417.67     7,031,076.40      0.00     0.00       52,728,251.73
A2          197,000,000.00   122,608,017.60    15,980,088.34      390,131.90    16,370,220.24      0.00     0.00      106,627,929.26
A3           65,600,000.00    65,600,000.00             0.00      214,020.00       214,020.00      0.00     0.00       65,600,000.00
M1           27,120,000.00    27,120,000.00             0.00       92,848.33        92,848.33      0.00     0.00       27,120,000.00
M2           13,680,000.00    13,680,000.00             0.00       47,165.60        47,165.60      0.00     0.00       13,680,000.00
M3           11,520,000.00    11,520,000.00             0.00       39,996.80        39,996.80      0.00     0.00       11,520,000.00
M4           11,760,000.00    11,760,000.00             0.00       42,251.07        42,251.07      0.00     0.00       11,760,000.00
M5           11,520,000.00    11,520,000.00             0.00       41,852.80        41,852.80      0.00     0.00       11,520,000.00
M6           10,800,000.00    10,800,000.00             0.00       39,933.00        39,933.00      0.00     0.00       10,800,000.00
M7           10,800,000.00    10,800,000.00             0.00       43,587.00        43,587.00      0.00     0.00       10,800,000.00
M8           10,800,000.00    10,800,000.00             0.00       44,457.00        44,457.00      0.00     0.00       10,800,000.00
M9            7,680,000.00     7,680,000.00             0.00       35,449.60        35,449.60      0.00     0.00        7,680,000.00
B1            7,920,000.00     7,920,000.00             0.00       46,200.00        46,200.00      0.00     0.00        7,920,000.00
B2            3,600,000.00     3,600,000.00             0.00       21,000.00        21,000.00      0.00     0.00        3,600,000.00
AR                  100.00             0.00             0.00            0.00             0.00      0.00     0.00                0.00
ARL                 100.00             0.00             0.00            0.00             0.00      0.00     0.00                0.00
P                   100.00           100.00             0.00      199,556.68       199,556.68      0.00     0.00              100.00
TOTALS      480,000,300.00   374,975,028.06    22,818,747.07    1,490,867.45    24,309,614.52      0.00     0.00      352,156,280.99

X1          480,000,000.00   380,502,082.33             0.00            0.00             0.00      0.00     0.00      359,391,029.61
X2                    0.00             0.00             0.00            0.00             0.00      0.00     0.00                0.00
XS          333,132,042.59   285,296,608.29             0.00       47,549.43        47,549.43      0.00     0.00      271,151,643.69
-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       225458HV3     660.38703392   75.81661563      2.13323359      77.94984922       584.57041829        A1       4.010000 %
A2       225458JP4     622.37572386   81.11719970      1.98036497      83.09756467       541.25852416        A2       3.950000 %
A3       225458JQ2   1,000.00000000    0.00000000      3.26250000       3.26250000     1,000.00000000        A3       4.050000 %
M1       225458HY7   1,000.00000000    0.00000000      3.42361099       3.42361099     1,000.00000000        M1       4.250000 %
M2       225458HZ4   1,000.00000000    0.00000000      3.44777778       3.44777778     1,000.00000000        M2       4.280000 %
M3       225458JA7   1,000.00000000    0.00000000      3.47194444       3.47194444     1,000.00000000        M3       4.310000 %
M4       225458JB5   1,000.00000000    0.00000000      3.59277806       3.59277806     1,000.00000000        M4       4.460000 %
M5       225458JC3   1,000.00000000    0.00000000      3.63305556       3.63305556     1,000.00000000        M5       4.510000 %
M6       225458JD1   1,000.00000000    0.00000000      3.69750000       3.69750000     1,000.00000000        M6       4.590000 %
M7       225458JE9   1,000.00000000    0.00000000      4.03583333       4.03583333     1,000.00000000        M7       5.010000 %
M8       225458JF6   1,000.00000000    0.00000000      4.11638889       4.11638889     1,000.00000000        M8       5.110000 %
M9       225458JG4   1,000.00000000    0.00000000      4.61583333       4.61583333     1,000.00000000        M9       5.730000 %
B1       225458JM1   1,000.00000000    0.00000000      5.83333333       5.83333333     1,000.00000000        B1       7.000000 %
B2       225458JN9   1,000.00000000    0.00000000      5.83333333       5.83333333     1,000.00000000        B2       7.000000 %
AR       225458HW1       0.00000000    0.00000000      0.00000000       0.00000000         0.00000000        AR       9.749967 %
ARL      225458HX9       0.00000000    0.00000000      0.00000000       0.00000000         0.00000000        ARL      9.749967 %
P        225458JH2   1,000.00000000    0.00000000           #####           ######     1,000.00000000        P        9.749967 %
TOTALS                 781.19748688   47.53902668      3.10597191      50.64499860       733.65846019

X1       225458JJ8     792.71267152    0.00000000      0.00000000       0.00000000       748.73131169        X1       0.000000 %
XS       225458JL3     856.40698527    0.00000000      0.14273448       0.14273448       813.94645073        XS       0.000000 %

---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com

Sec. 4.06(a)(i)            Principal Remittance Amount                                                            21,066,038.20

                           Scheduled Principal Payments                                                              274,598.14

                           Principal Prepayments                                                                  20,392,375.93

                           Curtailments                                                                              204,809.10

                           Cutailment Interest Adjustments                                                               482.97

                           Repurchase Principal                                                                      120,426.92

                           Substitution Amounts                                                                            0.00

                           Net Liquidation Proceeds                                                                        0.00

                           Other Principal Adjustments                                                                     0.00

                           Gross Interest                                                                          3,210,165.29

                           Recoveries from Prior Loss Determinations                                                  73,345.14

                           Reimbursements of Non-Recoverable Advances Previously Made                                  9,560.54

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                    0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                         91
                           Balance of Loans with Respect to which Prepayment Penalties were Collected              4,966,623.40

                           Amount of Prepayment Penalties Collected                                                  199,555.87

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                          7,926

                           Beginning Aggregate Loan Balance                                                      380,502,182.33

                           Ending Number of Loans Outstanding                                                             7,537

                           Ending Aggregate Loan Balance                                                         359,391,129.61

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fee)                                        117,009.98

                           Trustee Fees                                                                                1,585.43

Sec. 4.06(a)(vii)          Current Advances                                                                                 N/A

                           Aggregate Advances                                                                               N/A
Section 4.06(a)(viii)      Delinquent Mortgage Loans
                                                   Group 1
                                                                                            Principal
                                                  Category              Number               Balance                Percentage
                                                  1 Month                       104            4,584,421.34                   1.28 %
                                                  2 Month                        36            1,273,523.05                   0.35 %
                                                  3 Month                        73            3,680,321.06                   1.02 %
                                                   Total                        213            9,538,265.45                   2.65 %

                                                   Group Totals
                                                                                            Principal
                                                  Category              Number               Balance                Percentage
                                                  1 Month                       104            4,584,421.34                   1.28 %
                                                  2 Month                        36            1,273,523.05                   0.35 %
                                                  3 Month                        73            3,680,321.06                   1.02 %
                                                   Total                        213            9,538,265.45                   2.65 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                            75            2,346,882.32                 0.65 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance               Percentage
                                                            75            2,346,882.32                 0.65 %
                                                  * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00                 0.00 %

                                                  Group Totals
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00                 0.00 %

Section 4.06(a)(xi)        REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00                 0.00 %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00                 0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                     45,014.52

                           Cumulative Realized Losses - Reduced by Recoveries                                         450,355.00

Trigger Event              Trigger Event Occurrence (Effective March 2008)                                                    NO
                           (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                            1.20028 %
                           Sr. Enhancement Percentage x 16%                                                            5.98500 %
                                                  OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                  0.09382 %
                           Cumulative Loss Limit                                                                          0.00 %

O/C Reporting              Targeted Overcollateralization Amount                                                   24,480,015.32
                           Ending Overcollateralization Amount                                                      7,234,848.62
                           Ending Overcollateralization Deficiency                                                 17,245,166.70
                           Overcollateralization Release Amount                                                             0.00
                           Monthly Excess Interest                                                                  1,752,708.87
                           Payment to Class X-1                                                                             0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
